Electronically Filed
10/7/2024 10:51 AM
Steven D. Grierson
CLERK OF THE COURT

**RRPT**
GARMAN TURNER GORDON LLP
WILLIAM M. NOALL
NV Bar No. 3549
Email: wnoall@gtg.legal
Amigo Drive, Suite 210
Las Vegas, Nevada 89119
Tel: (725) 777-3000
Fax: (725) 777-3112
*Attorneys for Receiver Paul Strickland*

**DISTRICT COURT**

**CLARK COUNTY, NEVADA**

| | |
|---|---|
| WHITE ROCKS (BVI) HOLDINGS INC., et al.<br><br>Plaintiffs,<br>vs.<br><br>DAVID REICHMAN, KATHY M. GRIFFIN, FRANK BENINTENDO, DONALD GILBERT, DOES I THOUGH X, INCLUSIVE, and ROE CORPORATIONS I THROUGH X, inclusive,<br><br>Defendants,<br><br>GLOBAL TECH INDUSTRIES GROUP, INC.,<br><br>Nominal Defendant. | Case No. A-24-896359-B<br><br>Dept No. 16<br><br>**RECEIVER'S FIRST INTERIM REPORT** |

Receiver, Paul L. Strickland hereby submits his First Interim Report of the activities and initial preliminary findings of the Receiver in furtherance of carrying out the duties imposed by that certain *Order Appointing Receiver* (the "Receivership Order") dated on or about September 18, 2024, in the above-captioned action.

**Introduction**.

Pursuant to the Receivership Order, I am the Court-Appointed Receiver of Global Tech Industries Group, Inc. ("GTII" or the "Company"). My initial primary goals have been to (i)

retain professionals necessary to carry out my duties under the Receivership Order, (ii) identify, take control of and preserve GTII's communication systems and records (iii) progress the audits necessary to bring GTII's public filings into compliance with applicable law, and (iv), identify, locate, secure and stabilize the Receivership Assets (as defined in the Receivership Order to preserve their value. Given the need to act quickly with respect to these primary goals, the information below is a summary of the more pertinent actions I have undertaken to date.

**Retention of Professionals**

Following entry of the Receivership Order, I retained Garman Turner Gordon LLP as my primary counsel in the Receivership Proceeding. I have also retained R. Richard Hawkins, II, CPA, 22777 Franz Road, Suite 803, Houston, Texas 77449 As my accountant.

**GTII's Communication Systems and Records.**

On September 19, 2024, after securing the cooperation of the information technology vendor for the Company I was able to secure exclusive control over the digital information assets of the Company. Those assets include all presently known corporate email accounts and cloud server data storage that contains what I believe to be a vast amount of Company information. I have tasked the vendor with creating a back-up of all records and email on a physical hard drive.

On September 27, 2024, following telephonic discussions, I caused a process server to deliver the Receivership Order to the UPS Store manager at 511 Sixth Avenue, Suite 800 New York, NY 10011. Suite 800 is a post box at this store and the primary business address of GTII and its subsidiaries. I am in the process of obtaining delivery of all mail delivered to GTII to me, as Receiver.

I am still working on gaining control of GTII's telephone numbers so I will be able to receive all calls and fax messages and notices directed to the Company.

**Termination of Officers and Directors**.

Prior to the entry of the Receivership Order (but after the Court's oral ruling), I attempted to communicate with the known Officers and Directors of the Company to discuss a smoothe transition of information and assets to me as Receiver. None of the known Officers or Directors responded to my communications.

Garman Turner Gordon
7251 Amigo Street
Suite 210
Las Vegas, Nevada 89119
(725) 777-3000

On September 19, 2024, I served the known officers and directors of the Company with the Receivership Order. Among other matters, I also demanded turnover of Receivership Assets and records and information, and I formally terminated all of the Company's known Officers and Directors and directed that they not take any action on behalf of the Company without my formal written direction. To date, I have only received only two (2) short email from Kathy Griffin regarding my demands.

In summary, to date, I do not believe that David Reichman, Kathy Griffin, Luke Rahbari, Justine Reichman, Don Gilbert, and Frank Benintendo, have complied with the Receivership Order as they have not delivered information to me.

**Communications with the Company's Auditors.**

To date, my accountant and I have been in communications with the Company's auditor. The Auditor has been attempting to complete the audits for the periods: 2022 and 2023, plus subsequent periods of 2024. The auditor has provided us with a complete cloud drive with all support documents they have received from the Company thus far. However, the auditor has reported to me that many items remain outstanding. Examples of outstanding items include support documents for the following: $23,000 over a two day period in 2023 travel expenses from the Hilton in Beverly Hills, California, $2,400 for 2023 travel expenses for a single transaction at Neiman Marcus, Beverly Hills, wire confirmation details for over $500,000 in expenses, over $50,000 in 2023 meeting expenses, over $10,000 in 2023 insurance expenses and over $60,000 in 2023 auto expense. In order to expedite the completion of the Company's audit, I have taken the following action. Richard Hawkins, my accountant, is working with the auditor in completing the financial audit of the Company for the following periods: 2022, 2023, and subsequent periods of 2024. The combined work must assure no material misstatements are included in the financial statements. Currently, this work is expected to be completed on or before November 1, 2024, unless former Officer's and Director's fail to cooperate as required by the Receivership Order.

**Communications with Other Persons.**

An addition to the forgoing, I have electronically delivered the Receivership Order to

Garman Turner Gordon
7251 Amigo Street
Suite 210
Las Vegas, Nevada 89119
(725) 777-3000

dozens of other persons together with demands for turnover of assets and/or information. While several persons have promptly responded, many have not complied with the Court Order and have not delivered information to the Receiver. Many of theses individuals and entities that the Receiver has contacted it appears will need to be compelled to comply with the Receivership Order.

**Recovery of Bank and Financial Accounts and Related Information; Establishment of a Receivership Account**.

I have established a Receivership account for GTII with US Bank ("Receiver's Account"). I have also communicated with what I believe to be GTII's primary bank, TD Bank (account 4640) TD Bank and its legal department are cooperating and will be providing detailed account information account balance in the immediate future.

Other accounts that GTII has regularly used as identified in audit materials include the following: American Express Accounts: 21009, 31003, 32001, 23031; Bank of America Account: 3095, Capital One, 13964, CITIBank 2926, 0558, 8832; TTII Strategic Acquisition Account 3370 (unknown what bank). Without cooperation from former Directors and Officers, I will not be able to identify all of these accounts.

**Identification of Receivership Assets**

In addition to the TD Bank account, I have been able to identify and confirm Receivership Assets as follows:

1. $74,335 - Foley Schecter law firm client trust account (transferring to Receiver's Account);

2. $300,000- Hantman & Associates law firm (transferring to Receiver's Account);

3. $9,504.95 CITI Bank Account 3248 - Confirmed account balance on September 25, 2024. On September 30, 2024, I sent requisite fax to CITIBank legal department with the Receivership Order and a request for account access and detailed account information.

4. Mountain America Credit Union: Account 8773- I communicated with the legal department and sent the Receivership Order and a request for account access and detailed account information

Garman Turner Gordon
7251 Amigo Street
Suite 210
Las Vegas, Nevada 89119
(725) 777-3000

5. $100,000 Note Payable (plus late charge and interest) due from Astra Energy, Inc. (OTC: ASRE):

a. On February 16, 2023, ASRE entered into a Loan Agreement, and Secured Promissory Note wherein the ASRE promised to pay TTII Strategic Acquisitions & Equity, Inc. $100,000 plus interest of 10% per annum on or before February 16, 2024. The loan is allegedly secured by a patent held by Regreen Technologies, Inc. ASRE owns an unspecified interest in Regreen Technologies, Inc. The loan is in default.

b. Link to ASRE's ASRE's most recent 10Q:

**Identification of Potential Receivership Assets**.

In addition to the foregoing, to date, I have identified the following potential Receivership Assets:

1. An $8,048.26 Cartier gold bracelet, purchased June 25, 2023, and charged as a 2023 "Meeting Expense." See Exhibit __ hereto.

2. Items located in a storage facility in Van Nuys, CA: Address: Extra Space Storage 15500 Erwin Street, Van Nuys, CA Unit #3311. Many of these items were charged to the Company and intended to be moved into 10560 Wilshire Blvd, Unit 1103, Los Angeles, California, purchased by Mr. Reichman in September 2023.

a. I am working to determine which assets were expensed to the Company in 2023 & 2024. But it appears at least approximately $34,000 or more in expenses tied to "Meeting Expense" as follows:

i. **CAM Studio dining table** - completed and in holding storage in LA
ii. **Blue Green Works dining pendant light** - completed and in holding storage in LA ($3,140)
iii. **Vintage Italian armchairs** - completed and in holding storage in LA ($8,496.73- audit expense)
iv. **Table lamps** - completed and in holding storage in LA
v. **Uniacke sconces** - to be delivered to storage
vi. **USM Shelves for study** - completed and in holding storage in LA
vii. **USM Kitos desk for study** - completed and in holding storage in LA
viii. **Eames comfort chair** - completed and in holding storage in LA
ix. **Eileen Gray bibendum chairs** - completed and in holding storage in LA (value: $8,445)
x. **Luce Plan bedside lamps** - completed and in holding storage in LA
xi. **Noguchi Akari Floor lamp** - completed and in holding storage in LA ($600.00)
xii. **Custom primary bedside tables** - completed and in holding storage in LA
xiii. **Antique oriental rug for living** - in holding storage in LA

Garman Turner Gordon
7251 Amigo Street
Suite 210
Las Vegas, Nevada 89119
(725) 777-3000

3. 2024 Range Rover Sport- Expensed to Company in 2023 (see email from accountant below);

> Email from Friday, February 9, 2024, 5:26 PM [edited for syntax and clarity. See original in support documents]
> "*David your two checks were a little over your amount so I put about $5,000 to reduce the auto accrual to make it "disappear" or "match" is a better word. 2. The car purchase (about 150k) I just buried in the profit and loss items, I really didn't think you would want it showing as a depreciable asset popping out on the balance sheet. The other option is to offset additional salary. Think about it.*"

4. Credit Cards: At this time, it is not clear how many credit cards have been issued to GTII, its subsidiaries and/or others and who controls them. See above comments on bank accounts.

   a. It is unclear if any of these credit cards have points or mileage programs that would also subsequently become Receivership Assets.

5. The Reichman Estate Assets:

   a. Mr. Reichman lists as assets of his October 31, 2023, estate in his estate planning documents the following:
      i. 2007 Bentley GTC;
      ii. 2020 Porsche SUV Macan;
      iii. The Hans & Rosy Memorial Committee, Inc. (New York entity) holds 21mm GTII shares;
      iv. SF Irrevocable Trust (Florida entity) also holds 2mm GTII shares;
      v. Anne Frances Trust /f/b/o Paula Hill also holds 2mm GTII shares;
      vi. First America Business & Management Consultants, Inc. (Delaware entity);
      vii. Dot 8, Inc. (Wyoming entity) holds 6mm GTII shares; and
      viii. "Special Assets" held by attorney Roy Lester (1,000,000 GTII shares) "to be sold at the direction of Kathy Griffin and proceeds to be shared with David Reichman, Kathy Griffin, and Warren Markowitz."

   b. I am working to determine if any of these entities have sold shares for the benefit of David Reichman and affiliates without proper disclosure

   c. I am working to determine if affiliate sales rules have been violated in any stock sale transactions.

Garman Turner Gordon
7251 Amigo Street
Suite 210
Las Vegas, Nevada 89119
(725) 777-3000

**Subsidiaries of GTII**.

To date, I have been able to identify at least 8 subsidiaries of the Company. More research is needed to understand the value of any of these Receivership Assets.

| | |
|---|---|
| 1. TTI Strategic Acquisitions & Equity Group, Inc.<br>Delaware Corporation<br>511 Sixth Avenue, Suite 800<br>New York, NY 10011 | 5. Gold Transactions International, Inc.<br>Utah Corporation<br>511 Sixth Avenue, Suite 800<br>New York, NY 1001 |
| 2. G T International Group, Inc.<br>Wyoming Corporation<br>511 Sixth Avenue, Suite 800<br>New York, NY 10011 | 6. Ludicrous, Inc. (now NetThruster, Inc.)<br>Nevada Corporation<br>EIN: 26-0809009<br>8k-November 1, 2007 |
| 3. Bronx Family Eye Care, Inc.<br>New York Corporation<br>511 Sixth Avenue, Suite 800<br>New York, NY 10011 | 7. Bioenergy Applied Technologies, LLC |
| 4. Classroom Salon Holdings, LLC<br>Delaware Corporation<br>511 Sixth Avenue, Suite 800<br>New York, NY 10011 | 8. TTII Oil & Gas, Inc. |

**Potential other Affiliates or Subsidiaries of GTII**.

I am in the process, among other matters, of further looking into the following entities and transactions.

**Dot 8, Inc.**

1. On October 31, 2023, Mr. Reichman records that Dot8 is part of his "Estate" pre documents obtained.

2. Dot8 may have been sold to Justine Reichman for $1. See support documents.

3. Dot8 sold over $600,000 in GTII stock in 2021, and over $2.2mm in 2022 from Fidelity account xxx-274474.

4. Further investigation of Dot8 stock sales in 2023 to present are needed.

5. Tax filings of Dot8, David Reichman and Justine Reichman needed.

6. Phil Fehr has been the Director and secretary of Dot8, Inc., WY from 2023 to present.

Garman Turner Gordon
7251 Amigo Street
Suite 210
Las Vegas, Nevada 89119
(725) 777-3000

**Justine Reichman Stock Transactions**

1. The Supplemental Motion filed October 2, 2024, pg. 3, line 7-9, "in 2010, when the Company needed additional capital, Ms. Reichman "gave" her shares (8,000,000) back to the Company to support fundraising purposes."

2. Per the Declaration, pg. 3, line 19-21, "in 2019, GTII repaid Ms. Reichman for the 8,000,000 shares she had given to the Company in 2010.

3. We need to determine if these shares were canceled or if held by someone in trust. Further documentation is required to evaluate. Ms. Reichman's tax returns from this period are needed to shed light on the true nature of this transaction

4. In 2021, Ms. Reichman sold over $2.1mm worth of GTII stock. In 2022, Ms. Reichman sold over $3.1mm in GTII stock.

5. Further investigation is needed to understand the full scope of Ms. Reichman's GTII stock sales in 2023 and year to date.

**Hans and Rosy Epstein Memorial Committee, Inc. (H&R, Inc.)**

1. H&R Inc. is a 501c3 tax exempt entity where a great deal of GTII stock has been placed through charitable donations from GTII directly and Mr. Reichman's associates.

2. On October 31, 2023, Mr. Reichman records that H&R is part of his "Estate" pre documents obtained.

3. Phil Fehr is the current beneficial control person and board member of H&R, chosen by Reichman himself.

4. H&R currently holds 21,185,503 shares of GTII.

5. Mr. Reichman holds significant influence at H&R, including choosing scholarship grantees of H&R's funds.

6. Mr. Reichman holds a committee position with his email stating: On behalf of The Epstein Memorial Committee, DReichman OT/PT Scholarship Committee dreichman@epsteinmemorialfund.org

7. Further investigation is needed to determine the precise level of control that Mr. Reichman has over H&R Inc. and proceeds from sales of GTII stock.

8. Documents obtained indicate Ms. Justine Reichman is Director and Vice President of H&R

9. Commonwealth Financial is cooperating in providing the brokerage statements for H&R Inc. and all GTII stock sales Commonwealth has ever handled.

**Additional Investigations**

Through the Receiver's initial investigations, it is believed that Receivership Assets to be further identified, located, secured and taken possession of exist in the following asset classes:

- Bank Accounts (CITIBank, TD Bank, Chase, Wells Fargo, to name a few);
- Securities (stocks, bonds, insurance policies, etc.);
- Real Estate (locations in New York area, Los Angeles area, San Francisco bay area);
- Luxury Goods (fine art, jewelry, home furnishings, designer clothing, etc.);
- Automobiles (2007 Bentley GTC, 2020 Porsche SUV Macan, 2024 Range Rover Sport); and
- Trusts, Holding Cos, Special Situations (Hans & Rosy Epstein Memorial Committee, Inc., S.F. Irrevocable Trust, Ann Francis Trust, First American Business & Management Consultant, Inc., Dot 8, Inc., TTII Strategic Acq Equity Grp, assets held by Lawyer Roy Lester, to name a few).

**Dated October 6, 2023**

| | |
|---|---|
| *<u>/s/ Paul Strickland, as Receiver</u>*<br>Paul Strickland, as Receiver | GARMAN TURNER GORDON LLP<br><br>*<u>/s/ William M. Noall</u>*<br>WILLIAM M. NOALL<br>NV Bar No. 3549<br>7251 Amigo Street, Suite 210<br>Las Vegas, Nevada 89119<br>Tel: (725) 777-3000<br>Fax: (725) 777-3112<br>*Attorneys for Receiver, Paul Strickland* |

## CERTIFICATE OF SERVICE

The undersigned, an employee of Garman Turner Gordon LLP, hereby certifies that on the 7th day of October, 2024, she served a copy of the **RECEIVER'S FIRST INTERIM REPORT** by the Eighth Judicial District Courts electronic service to all interested parties, through the Court's e-Service system addressed to:

| | |
|---|---|
| Robert Rabbat | rrabbat@epgrlawyers.com |
| Neil Beller | nbeller@njbltd.com |
| Chad Clement | cclement@maclaw.com |
| Cally Hatfield | chatfield@maclaw.com |
| Patricia Farina | pfarina@njbltd.com |
| Teri Pham | tpham@epgrlawyers.com |
| Alexander Calaway | acalaway@maclaw.com |
| Lennie Fraga | lfraga@maclaw.com |

And by placing said copy in an envelope, postage fully prepaid, in the U.S. Mail, said envelope addressed to the following:

Donald Gilbert
280 Hillman Ave.
Staten Island, NY 10314
Email: donaldgilbertea@gmail.com

Kathy Griffin
98 Black Rock Drive
Hingham, MA 02043
Email: kathygriffin501@gmail.com

Frank Benintendo
11 Seaman Court
Old Bridge, NJ 08857
Email: fbenintendo@gmail.com

*/s/ Shelby Harmer*
An employee of
GARMAN TURNER GORDON LLP

4837-3151-3648, v. 1

Garman Turner Gordon
7251 Amigo Street
Suite 210
Las Vegas, Nevada 89119
(725) 777-3000